UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 14, 2021 (October 13, 2021)

ACE Convergence Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39406	N/A
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1013 Centre Road, Suite 403S
Wilmington, DE	19805
(Address of principal executive offices)	(Zip Code)

(302) 633-2102

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share, $0.0001 par value, and one-half of one Warrant to purchase one Class A ordinary share	ACEVU	The Nasdaq Stock Market LLC
Class A ordinary shares, $0.0001 par value per share	ACEV	The Nasdaq Stock Market LLC
Warrants to purchase Class A ordinary shares	ACEVW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company           ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

Merger Agreement

ACE Convergence Acquisition Corp. (“ACE”) is a blank check company incorporated as a Cayman Islands exempted company limited by shares and formed for the purpose of effecting a merger, share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses. On October 13, 2021, ACE entered into an Agreement and Plan of Merger (the “Merger Agreement”) with ACE Convergence Subsidiary Corp., a Delaware corporation and a direct wholly owned subsidiary of ACE (“Merger Sub”), and Tempo Automation, Inc., a Delaware corporation (“Tempo”).

The Domestication

Prior to the effective time of the Business Combination (as defined below) (the “Effective Time”), subject to the approval of ACE’s shareholders, and in accordance with the General Corporation Law of the State of Delaware (the “DGCL”), Cayman Islands Companies Act (as amended, the “CICA”) and ACE’s Amended and Restated Memorandum and Articles of Association (as may be amended from time to time, the “Cayman Constitutional Documents”), ACE will effect a deregistration under the CICA and a domestication under Section 388 of the DGCL (by means of filing a certificate of domestication with the Secretary of State of the State of Delaware), pursuant to which ACE’s jurisdiction of incorporation will be changed from the Cayman Islands to the State of Delaware (the “Domestication” and ACE, immediately after the Domestication, “Domesticated ACE”).

In connection with the Domestication, (i) each then issued and outstanding Class A ordinary share, par value $0.0001 per share, of ACE (“ACE Class A Ordinary Shares”), will convert automatically, on a one-for-one basis, into a share of common stock, par value $0.0001, per share of Domesticated ACE (“Domesticated ACE Common Stock”), (ii) each then issued and outstanding Class B ordinary share, par value $0.0001 per share, of ACE, will convert automatically, on a one-for-one basis, into a share of Domesticated ACE Common Stock, (iii) each then issued and outstanding warrant of ACE will convert automatically into a warrant to acquire one share of Domesticated ACE Common Stock (“Domesticated ACE Warrant”), pursuant to the Warrant Agreement, dated July 27, 2020, between ACE and Continental Stock Transfer & Trust Company, as warrant agent, and (iv) each then issued and outstanding unit of ACE will be cancelled and will entitle the holder thereof to one share of Domesticated ACE Common Stock and one-half of one Domesticated ACE Warrant. Upon effectiveness of the Domestication, ACE will change its name to “Tempo Automation Holdings, Inc.”

The Compass AC and Whizz Acquisitions

On August 13, 2021, Tempo entered into a Stock Purchase Agreement (the “Whizz Agreement”) with Whizz Systems, Inc., a Delaware corporation (“Whizz”), and on October 13, 2021, Tempo entered into an Agreement and Plan of Merger (the “Compass AC Agreement”) with Compass AC Holdings, Inc., a Delaware corporation (“Compass AC”), pursuant to which, and on the terms and subject to the conditions of which, Tempo will acquire all of the outstanding shares of capital stock of each Whizz and Compass AC (the “Tempo Add-On Acquisitions”) immediately following the closing of the Business Combination (as defined below). After the Effective Time, ACE will pay or issue to eligible Whizz equityholders and Compass AC equityholders their respective pro rata portion of the Whizz Consideration (as defined in the Merger Agreement) or the Compass AC Consideration (as defined in the Merger Agreement), including, for the avoidance of doubt, any applicable earnout consideration, upon the terms and subject to the conditions set forth in the Whizz Agreement or the Compass AC Agreement, as applicable.

The Business Combination

The Merger Agreement provides that, among other things and upon the terms and subject to the conditions thereof, and following the Domestication, the following transactions will occur (together with the other agreements and transactions contemplated by the Merger Agreement, the “Business Combination”):

(i)       prior to or as of the Effective Time, each share of Series A-1 Preferred Stock, Series A-2 Preferred Stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series C-1 Preferred Stock, each with a par value of $0.00001 per share, of Tempo (collectively, the “Tempo Preferred Stock” and, together with the Tempo Common Stock, the “Tempo Capital Stock”) will convert into one share of Tempo Common Stock (such conversion, the “Tempo Preferred Conversion”);

(ii)        prior to the Effective Time, Tempo will use its commercially reasonable efforts to cause the holder of each outstanding and unexercised warrant of Tempo (“Tempo Warrants”) to exercise their Tempo Warrants in exchange for shares of Tempo Common Stock, and, at the Effective Time, each Tempo Warrant that remains outstanding and exercised will be converted into a Domesticated ACE Warrant, with the number of shares of Domesticated ACE Common Stock subject to each assumed former Tempo Warrant to equal the sum of (1) the product of (i) the number of shares of Domesticated ACE Common Stock issuable upon exercise of the Domesticated ACE Warrant, multiplied by (ii) the Per Share Merger Consideration (as defined below), plus (2) (i) the number of shares of Domesticated ACE Common Stock issuable upon exercise of the Domesticated ACE Warrant, multiplied by (ii) the Earnout Exchange Ratio (as defined in the Merger Agreement);

(iii)       at the Effective Time (after giving effect to the Tempo Preferred Conversion), (a) each share of common stock, par value $0.001 per share, of Tempo (the “Tempo Common Stock”) issued and outstanding immediately prior to the Effective Time (except for shares of Tempo Common Stock (x) subject to Tempo Options (as defined below), (y) held in the treasury of Tempo, which will be canceled as part of the Merger (as defined below) and is exempted from the definition of Tempo Common Stock and (z) held by stockholders of Tempo that have perfected and not withdrawn a demand for appraisal rights under the DGCL) will be canceled and converted into the right to receive a number of shares of Domesticated ACE Common Stock equal to the quotient of (a) the remainder of (i) the Aggregate Merger Consideration (as defined in the Merger Agreement), minus (ii) 7,500,000 shares of Domesticated ACE Common Stock (the “Company Earnout Shares”), divided by (b) the Aggregate Fully Diluted Company Common Stock (as defined in the Merger Agreement) (the “Per Share Merger Consideration”);

(iii)        as of the Effective Time, each option to purchase shares of Tempo Common Stock granted under the 2015 Equity Incentive Plan, as amended from time to time, of Tempo (“Tempo Options”) will be converted into (i) the right to receive a number of Company Earnout Shares (calculated in the manner described below) and (ii) an option to purchase, upon substantially the same terms and conditions as in effect with respect to the corresponding Tempo Option, a number of shares of Domesticated ACE Common Stock equal to the number of shares of Tempo Common Stock subject to each Tempo Option multiplied by the Per Share Merger Consideration;

(v)       upon the terms and subject to the conditions set forth in the Merger Agreement and in accordance with the DGCL, following the Domestication, Merger Sub will merge with and into Tempo with Tempo as the surviving corporation (Tempo is sometimes referred to herein for the periods at and after the Effective Time as the “Surviving Corporation”) and a wholly owned subsidiary of ACE (the “Merger”), and by virtue of the Merger, each share of capital stock of Merger Sub Capital Stock (as defined in the Merger Agreement) will be automatically converted into a share of common stock, par value $0.0001 per share, of the Surviving Corporation; and

(v)        following the Closing but within the five-year period following the Effective Time (the “Earnout Period”), Earnout Equityholders (defined in the Merger Agreement to include both holders of Tempo Common Stock and Tempo Options) will be entitled to receive Company Earnout Shares promptly after the occurrence of a Triggering Event (as defined below)in accordance with their respective Earnout Pro Rata Shares (as defined in the Merger Agreement). The Company Earnout Shares will vest in three equal tranches of 2,500,000 shares based on the volume-weighted price per share of Domesticated ACE Common Stock for at least 20 trading days in any 30-day trading period following the Effective Time equaling or exceeding $12.50, $15.00 or $18.00.

All of the disinterested members of the Board of Directors of ACE (the “Board”) voting on the Business Combination have (i) approved and declared advisable the Merger Agreement, the Business Combination and the other transactions contemplated thereby and (ii) resolved to recommend approval of the Merger Agreement and related matters by the shareholders of ACE.

Conditions to Closing

The closing of the Merger (the “Closing”) is subject to the satisfaction or waiver of certain customary closing conditions, including, among others, (i) approval of the Business Combination and related agreements and transactions by the respective shareholders of ACE and Tempo, (ii) effectiveness of the registration statement on Form S-4 (which will include a proxy statement for holders of ACE’s ordinary shares) to be filed by ACE in connection with the Business Combination (the “Registration Statement”), (iii) expiration or termination of the waiting period under the Hart-Scott-Rodino Antitrust Improvements Act, (iv) the absence of any legal restraints on the Closing, (v) ACE having at least $5,000,001 of net tangible assets upon Closing and (vi) receipt of approval for listing on the Nasdaq Stock Market LLC (“Nasdaq”) the shares of Domesticated ACE Common Stock to be issued in connection with the Merger.

ACE’s obligation to consummate the Business Combination is also subject to, among other things, (i) the accuracy of the representations and warranties of Tempo as of the date of the Merger Agreement and as of the Closing, (ii) each of the covenants of Tempo having been performed in all material respects and (iii) all conditions of the closing of each of the Tempo Add-On Acquisitions being satisfied or waived and each of the Tempo Add-On Acquisitions being prepared to be consummated immediately after the Closing.

Tempo’s obligation to consummate the Merger is also subject to, among other things, (i) the accuracy of the representations and warranties of ACE as of the date of the Merger Agreement and as of the Closing, (ii) ACE having performed each of the covenants in all material respects, (iii) the Domestication having been completed and (iv) the sum of (w) the amount of cash available in the trust account into which substantially all of the proceeds of ACE’s initial public offering and private placements of its warrants have been deposited for the benefit of ACE, certain of its public shareholders and the underwriters of ACE’s initial public offering (the “Trust Account”), after deducting the amount required to satisfy ACE’s obligations to its shareholders (if any) that exercise their rights to redeem their ACE Class A Ordinary Shares pursuant to the Cayman Constitutional Documents (but prior to payment of (a) any deferred underwriting commissions being held in the Trust Account and (b) any transaction expenses of ACE or its affiliates), plus (x) the PIPE Investment Amount (as defined below), plus (y) the Available Credit Amount (as defined in the Merger Agreement), plus (z) the Available Cash Amount (as defined in the Merger Agreement), being at least equal to $320,000,000.

Covenants

The Merger Agreement contains additional covenants, including, among others, providing for (i) the parties to conduct their respective businesses in the ordinary course through the Closing, (ii) the parties to not initiate any negotiations or enter into any agreements for certain alternative transactions, (iii) ACE to approve and adopt the Equity Incentive Plan (as defined in the Merger Agreement) and the ESPP (as defined in the Merger Agreement), in forms to be mutually agreed upon between ACE and Tempo, (iv) ACE to prepare and file the Registration Statement and take certain other actions to obtain the requisite approval of ACE shareholders of certain proposals regarding the Business Combination (including the Domestication), (iv) the parties to use reasonable best efforts to obtain necessary approvals from governmental agencies, and (v) if the proxy statement relating to a meeting of ACE’s stockholders has not been mailed by November 30, 2021, ACE preparing and filing a proxy statement to seek the approval of its stockholders to amend ACE’s governing documents and the Trust Agreement (as defined in the Merger Agreement) to extend the time period for ACE to consummate its initial business combination from January 30, 2022 to the date that is twelve (12) months after the date of the Merger Agreement (such proposals, the “Extension Proposals”).

Representations and Warranties

The Merger Agreement contains customary representations and warranties by ACE, Merger Sub and Tempo. The representations and warranties of the respective parties to the Merger Agreement generally will not survive the Closing.

Termination

The Merger Agreement may be terminated at any time prior to the Closing (i) by mutual written consent of ACE and Tempo, (ii) by Tempo, if certain approvals of the shareholders of ACE, to the extent required under the Merger Agreement, are not obtained as set forth therein or if there is a Modification in Recommendation (as defined in the Merger Agreement), (iii) by ACE, if certain approvals of the stockholders of Tempo, to the extent required under the Merger Agreement, are not obtained within five business days after the Registration Statement has been declared effective by the U.S. Securities and Exchange Commission (the “SEC”) and delivered or otherwise made available to Tempo’s stockholders, (iv) by either ACE or Tempo in certain other circumstances set forth in the Merger Agreement, including (a) if any Governmental Authority (as defined in the Merger Agreement) shall have issued or otherwise entered a final, nonappealable order making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger and (b) in the event of certain uncured breaches by the other party or if the Closing has not occurred on or before January 30, 2022 (the “Agreement End Date”), unless ACE is in material breach of the Merger Agreement; provided that in the event the Extension Proposals are approved by the stockholders of ACE, then nine (9) months after the date of the Merger Agreement; provided further, that if so extended, then Tempo shall have the right to extend the Agreement End Date for one period of three (3) months if either of the Add-On Acquisitions has not closed due to a failure to obtain regulatory approvals or legal restraints on the closing of either Add-On Acquisition (subject to the requirement that the other conditions to the Closing have generally been satisfied or waived on or before such date).

Certain Related Agreements

PIPE Subscription Agreements

On or prior to the execution of the Merger Agreement, ACE entered into subscription agreements with certain investors (collectively, the “PIPE Investors”), pursuant to, and on the terms and subject to the conditions of which: (i) certain of the PIPE Investors have collectively subscribed for 8,200,000 shares of the Domesticated ACE Common Stock for an aggregate purchase price equal to $82,000,000 pursuant to Subscription Agreements (the “PIPE Common Stock Subscription Agreements”) and (ii) an affiliate of ACE’s sponsor, ACE Convergence Acquisition LLC (the “Sponsor”), has committed to purchase no less than $25,000,000 of ACE’s 12% convertible senior notes due 2025 pursuant to a Note Subscription Agreement (the “PIPE Convertible Note Subscription Agreement” and, together with the PIPE Common Stock Subscription Agreements, the “PIPE Subscription Agreements”), which is referred to as the “PIPE Investment.”

The obligation of the parties to consummate the purchase and sale of the securities covered by the PIPE Subscription Agreements is conditioned upon, among others, (i) there not being in force any injunction or order enjoining or prohibiting the issuance and sale of securities covered by the applicable PIPE Subscription Agreement, (ii) the representations and warranties made by each of the respective parties to the applicable PIPE Subscription Agreement being true and correct in all material respects as of the closing date of the PIPE Subscription Agreements and (iii) none of ACE, Tempo or any of their respective affiliates shall have entered into any other subscription agreement with a lower Per Share Purchase Price (as defined in the PIPE Common Stock Subscription Agreement, in the case of Domesticated ACE Common Stock) or purchase price per $1,000 principal amount of the convertible senior notes (in the case of the PIPE Convertible Note Subscription Agreement), or other terms more favorable in any material respects. The closings under the PIPE Subscription Agreements will occur substantially concurrently with the Closing. The PIPE Subscription Agreements provide that, solely with respect to subscriptions by third-party investors, ACE is required to file with the SEC, within thirty (30) business days after the consummation of the transactions contemplated by the Merger Agreement, a shelf registration statement covering the resale of the shares of Domesticated ACE Common Stock to be issued to any such third-party investor and to use its commercially reasonable efforts to have such registration statement declared effective as soon as practicable after the filing thereof but no later than the earlier of (i) the 120th day following the filing date thereof if the SEC notifies ACE that it will “review” such registration statement and (ii) the 10th business day after the date ACE is notified (orally or in writing, whichever is earlier) by the SEC that such registration statement will not be “reviewed” or will not be subject to further review.

Additionally, pursuant to the PIPE Subscription Agreements, the PIPE Investors agreed to waive any claims that they may have at the Closing (as defined in the PIPE Subscription Agreements) or in the future as a result of, or arising out of, the PIPE Subscription Agreements against ACE, including with respect to the Trust Account. The PIPE Subscription Agreements will terminate, and be of no further force and effect, upon the earlier to occur of (i) such date and time as the Merger Agreement is terminated in accordance with its terms, (ii) upon the mutual written agreement of ACE and the applicable PIPE Investor, (iii) if the conditions set forth therein are not satisfied or are not capable of being satisfied prior to the Closing (as defined in the PIPE Subscription Agreements) and, as a result thereof, the transactions contemplated therein will not be or are not consummated at the Closing (as defined in the PIPE Subscription Agreements), and (iv) the Agreement End Date, as may be extended as described in the Merger Agreement.

The foregoing description of the PIPE Subscription Agreements does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of PIPE Common Stock Subscription Agreement, a copy of which is attached hereto as Exhibit 10.1, and the form of PIPE Convertible Note Subscription Agreement, a copy of which is attached hereto as Exhibit 10.2, each of which is incorporated herein by reference.

Backstop Subscription Agreement

Concurrently with the execution of the Merger Agreement, an affiliate of the Sponsor (such affiliate, the “Backstop Investor”) entered into a backstop subscription agreement (the “Backstop Subscription Agreement”) with ACE, pursuant to, and on the terms and subject to the conditions on which, the Backstop Investor has committed to purchase, following the Domestication and prior to or substantially concurrently with the Closing, up to 2,500,000 shares of Domesticated ACE Common Stock, in a private placement for a purchase price of $10.00 per share and an aggregate purchase price of up to $25,000,000, to backstop certain redemptions by ACE shareholders.

The foregoing description of the Backstop Subscription Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Backstop Subscription Agreement, the form of which is attached hereto as Exhibit 10.3 and is incorporated herein by reference.

Sponsor Support Agreement

On October 13, 2021, ACE entered into a Support Agreement (the “Sponsor Support Agreement”), by and among ACE, the Sponsor, certain of ACE’s directors and officers and Tempo, pursuant to which the Sponsor and each director and officer of ACE agreed to, among other things, vote in favor of the Merger Agreement and the transactions contemplated thereby, in each case, subject to the terms and conditions contemplated by the Sponsor Support Agreement.

The Sponsor Support Agreement will terminate and be of no further force or effect upon the earliest of (i) the Expiration Time (as defined in the Sponsor Support Agreement), (ii) the liquidation of ACE and (iii) the written agreement of ACE, Sponsor and Tempo.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is attached hereto as Exhibit 10.4 and is incorporated herein by reference.

Tempo Holders Support Agreement

On October 13, 2021, ACE entered into a Support Agreement (the “Tempo Holders Support Agreement”), by and among ACE, Tempo and certain stockholders of Tempo (the “Tempo Stockholders”). Pursuant to the Tempo Holders Support Agreement, the Tempo Stockholders agreed to, among other things, vote to adopt and approve, upon the effectiveness of the Registration Statement, the Merger Agreement and all other documents and transactions contemplated thereby, in each case, subject to the terms and conditions of Tempo Holders Support Agreement, and vote against any alternative merger, purchase of assets or proposals that would impede, frustrate, prevent or nullify any provision of the Merger, the Merger Agreement or the Tempo Holders Support Agreement or result in a breach of any covenant, representation, warranty or any other obligation or agreement thereunder.

The foregoing description of the Tempo Holders Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Tempo Holders Support Agreement, a copy of which is attached hereto as Exhibit 10.5 and is incorporated herein by reference.

Registration Rights Agreement

The Merger Agreement contemplates that, at the Closing, ACE, Sponsor, the other parties to the Sponsor Support Agreement and certain former stockholders of Tempo will enter into an Amended and Restated Registration Rights Agreement, pursuant to which ACE will agree to register for resale, pursuant to Rule 415 under the Securities Act, certain shares of Domesticated ACE Common Stock and other equity securities of ACE that are held by the parties thereto from time to time.

Lock-Up Arrangements

The Merger Agreement contemplates that, at the Closing, ACE will enter into lock-up agreements with (i) the Sponsor and (ii) and certain former stockholders of Tempo and Compass AC, in each case, restricting the transfer of Domesticated ACE Common Stock from and after the Closing. The restrictions under the lock-up agreements begin at the Closing and end on, among other things, in the case of the Sponsor and certain former stockholders of Tempo, the date that is 365 days after the Closing, and in the case of certain former stockholders of Compass AC, the date that is 180 days after the Closing, or (in each case) upon the stock price of Domesticated ACE reaching $12.00 (as adjusted for stock splits, stock capitalizations, reorganizations, recapitalizations and the like) for any 20 trading days within any 30-trading day period commencing at least 150 days after the Closing Date.

The foregoing description of the Merger Agreement, Subscription Agreements, Sponsor Support Agreement and Tempo Holders Support Agreement, and the transactions and documents contemplated thereby, is not complete and is subject to and qualified in its entirety by reference to the Merger Agreement, the forms of the Subscription Agreements, the Sponsor Support Agreement and the Tempo Holders Support Agreement, copies of which are filed with this Current Report on Form 8-K as Exhibit 2.1, Exhibit 10.1, Exhibit 10.2, Exhibit 10.3, Exhibit 10.4 and Exhibit 10.5, respectively, and the terms of which are incorporated by reference herein.

The Merger Agreement, Subscription Agreements, the Sponsor Support Agreement and the Tempo Holders Support Agreement have been included to provide investors with information regarding its terms. They are not intended to provide any other factual information about ACE or its affiliates. The representations, warranties, covenants and agreements contained in the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement, the Tempo Holders Support Agreement and the other documents related thereto were made only for purposes of the Merger Agreement as of the specific dates therein, were solely for the benefit of the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement and the Tempo Holders Support Agreement, may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures made for the purposes of allocating contractual risk between the parties to the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement or Tempo Holders Support Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors are not third-party beneficiaries under the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement or the Tempo Holders Support Agreement and should not rely on the representations, warranties, covenants and agreements or any descriptions thereof as characterizations of the actual state of facts or condition of the parties thereto or any of their respective subsidiaries or affiliates. Moreover, information concerning the subject matter of representations and warranties may change after the date of the Merger Agreement, the Subscription Agreements, the Sponsor Support Agreement or the Tempo Holders Support Agreement, as applicable, which subsequent information may or may not be fully reflected in the ACE’s public disclosures.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure set forth above in Item 1.01 of this Current Report on Form 8-K with respect to the PIPE Investment is incorporated by reference in this Item 3.02. The shares of Domesticated ACE Common Stock to be issued in connection with the PIPE Investment will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), and will be issued in reliance on the exemption from registration requirements thereof provided by Section 4(a)(2) of the Securities Act.

Item 7.01 Regulation FD Disclosure

On October 14, 2021, ACE and Tempo issued a joint press release (the “Press Release”) announcing the execution of the Merger Agreement. The Press Release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Attached as Exhibit 99.2 and incorporated herein by reference is the investor presentation first made available on October 14, 2021, for use by ACE in meetings with certain of its stockholders as well as other persons with respect to ACE’s proposed transaction with Tempo, as described in this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of ACE under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1 and Exhibit 99.2.

Additional Information and Where to Find It

In connection with the proposed business combination involving Pro Forma Tempo (collectively with its subsidiaries and pro forma for its acquisition of Compass AC Holdings, Inc. and Whizz Systems, Inc., “Pro Forma Tempo”) and ACE (the “Proposed Business Combination”), ACE will file the Registration Statement with the SEC, which will include a preliminary proxy statement to be distributed to holders of ACE’s ordinary shares in connection with ACE’s solicitation of proxies for the vote by ACE’s shareholders with respect to the Proposed Business Combination and other matters as described in the Registration Statement, as well as the prospectus relating to the offer of securities to be issued to Pro Forma Tempo stockholders in connection with the Proposed Business Combination. After the Registration Statement has been filed and declared effective, ACE will mail a definitive proxy statement, when available, to its shareholders. The Registration Statement will include information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to ACE’s shareholders in connection with the Proposed Business Combination. ACE will also file other documents regarding the Proposed Business Combination with the SEC. Before making any voting decision, investors and security holders of ACE and Pro Forma Tempo are urged to read the Registration Statement, the proxy statement/prospectus contained therein, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Business Combination as they become available because they will contain important information about the Proposed Business Combination.

Investors and security holders will be able to obtain free copies of the proxy statement/prospectus and all other relevant documents filed or that will be filed with the SEC by ACE through the website maintained by the SEC at www.sec.gov. In addition, the documents filed by ACE may be obtained free of charge from ACE’s website at www.acev.io or by written request to ACE at ACE Convergence Acquisition Corp., 1013 Centre Road, Suite 403S, Wilmington, DE 19805.

Participants in Solicitation

ACE and Tempo and their respective directors and officers may be deemed to be participants in the solicitation of proxies from ACE’s shareholders in connection with the Proposed Business Combination. Information about ACE’s directors and executive officers and their ownership of ACE’s securities is set forth in ACE’s filings with the SEC, including the Form 10-K. To the extent that holdings of ACE’s securities have changed since the amounts printed in the Form 10-K, such changes have been or will be reflected on Statements of Change in Ownership on Form 4 filed with the SEC. Additional information regarding the interests of those persons and other persons who may be deemed participants in the Proposed Business Combination may be obtained by reading the proxy statement/prospectus regarding the Proposed Business Combination when it becomes available. You may obtain free copies of these documents as described in the preceding paragraph.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Proposed Business Combination. This Current Report on Form 8-K shall also not constitute an offer to sell or a solicitation of an offer to buy any securities of ACE, the combined company or Tempo, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act.

Forward-Looking Statements

This Current Report on Form 8-K contains certain forward-looking statements within the meaning of the federal securities laws with respect to the Proposed Business Combination, including statements regarding the benefits of the Proposed Business Combination, the anticipated timing of the Proposed Business Combination, the services offered by Pro Forma Tempo and the markets in which it operates, and Pro Forma Tempo’s projected future results. These forward-looking statements generally are identified by the words “believe,” “project,” “expect,” “anticipate,” “estimate,” “intend,” “strategy,” “future,” “opportunity,” “plan,” “may,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties that could cause the actual results to differ materially from the expected results. Many factors could cause actual future events to differ materially from the forward-looking statements in this document, including but not limited to: (i) the risk that the Proposed Business Combination may not be completed in a timely manner or at all, which may adversely affect the price of ACE’s securities, (ii) the risk that the acquisition by Tempo Automation, Inc. of each of Compass AC and Whizz may not be completed in a timely manner or at all, (iii) the risk that the Proposed Business Combination may not be completed by ACE’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by ACE, (iv) the failure to satisfy the conditions to the consummation of the Proposed Business Combination, including the receipt of the requisite approvals of ACE’s shareholders and Pro Forma Tempo’s stockholders, respectively, the satisfaction of the minimum trust account amount following redemptions by ACE’s public shareholders and the receipt of certain governmental and regulatory approvals, (v) the lack of a third party valuation in determining whether or not to pursue the Proposed Business Combination, (vi) the occurrence of any event, change or other circumstance that could give rise to the termination of the Merger Agreement, (vii) the effect of the announcement or pendency of the Proposed Business Combination on Pro Forma Tempo’s business relationships, performance, and business generally, (viii) risks that the Proposed Business Combination disrupts current plans of Pro Forma Tempo and potential difficulties in Pro Forma Tempo employee retention as a result of the Proposed Business Combination, (ix) the outcome of any legal proceedings that may be instituted against Pro Forma Tempo or against ACE related to the Merger Agreement or the Proposed Business Combination, (x) the ability to maintain the listing of ACE’s securities on Nasdaq, (xi) the price of ACE’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Pro Forma Tempo plans to operate, variations in performance across competitors, changes in laws and regulations affecting Pro Forma Tempo’s business and changes in the combined capital structure, (xii) the ability to implement business plans, forecasts, and other expectations after the completion of the Proposed Business Combination, and identify and realize additional opportunities, (xiii) the risk of downturns in the highly competitive industry in which Pro Forma Tempo operates, (xiv) the impact of the global COVID-19 pandemic, (xv) the enforceability of Pro Forma Tempo’s intellectual property, including its patents, and the potential infringement on the intellectual property rights of others, cyber security risks or potential breaches of data security, (xvi) the ability of Pro Forma Tempo to protect the intellectual property and confidential information of its customers, (xvii) the risk of downturns in the highly competitive additive manufacturing industry, and (xviii) other risks and uncertainties described in ACE’s registration statement on Form S-1 (File No. 333-239716), which was originally filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 6, 2020 (the “Form S-1”), and Annual Report on Form 10-K for the fiscal year ended December 31, 2020, filed with the SEC on March 17, 2021 and subsequently amended on May 6, 2021 (the “Form 10-K”), and its subsequent Quarterly Reports on Form 10-Q. The foregoing list of factors is not exhaustive. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by investors as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the Form S-1, the Form 10-K, Quarterly Reports on Form 10-Q, the Registration Statement, the proxy statement/prospectus contained therein, and the other documents filed by ACE from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These risks and uncertainties may be amplified by the COVID-19 pandemic, which has caused significant economic uncertainty. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and Pro Forma Tempo and ACE assume no obligation and do not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by securities and other applicable laws. Neither Pro Forma Tempo nor ACE gives any assurance that either Pro Forma Tempo or ACE, respectively, will achieve its expectations.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of October 13, 2021
10.1	Form of PIPE Common Stock Subscription Agreement
10.2	Form of PIPE Convertible Note Subscription Agreement
10.3	Form of Backstop Subscription Agreement
10.4	Sponsor Support Agreement, dated as of October 13, 2021
10.5	Tempo Holders Support Agreement, dated as of October 13, 2021
99.1	Press Release, dated as of October 14, 2021
99.2	Investor Presentation, dated as of October 14, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACE Convergence Acquisition Corp.
Date: October 14, 2021
	By:	/s/ Behrooz Abdi
	Name:	Behrooz Abdi
	Title:	Chief Executive Officer